Exhibit 10.5

EXECUTION VERSION

JOINDER AGREEMENT

This Joinder Agreement is dated as of April 1, 2015 (this “Agreement”), by and among each of the financial institutions set forth on Schedule A annexed hereto (each a “New Term Loan Lender” and collectively the “New Term Loan Lenders”), Valeant Pharmaceuticals International, Inc., a corporation continued under the laws of the Province of British Columbia (“Borrower”), the undersigned subsidiaries of Borrower and Barclays Bank PLC (“Barclays”), as Administrative Agent and Collateral Agent.

RECITALS:

WHEREAS, reference is hereby made to the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, as amended by Amendment No. 1, dated as of March 6, 2012, by Amendment No. 2, dated as of September 10, 2012, by Amendment No. 3, dated as of January 24, 2013, by Amendment No. 4, dated as of February 21, 2013, by Amendment No. 5, dated as of June 6, 2013, by Amendment No. 6, dated as of June 26, 2013, by Amendment No. 7, dated as of September 17, 2013, by Amendment No. 8, dated as of December 20, 2013, by the Successor Agent Agreement and Amendment No. 9, dated as of January 8, 2015, by Amendment No. 10, dated as of March 5, 2015, as further supplemented by the Joinder Agreement, dated as of June 14, 2012, by the Joinder Agreement, dated as of July 9, 2012, by the Joinder Agreement, dated as of September 11, 2012, by the Joinder Agreement dated as of October 2, 2012, by the Joinder Agreement, dated as of December 11, 2012, by the Joinder Agreements, each dated as of August 5, 2013, by the Joinder Agreements, each dated as of February 6, 2014, and by the Joinder Agreements, each dated as of January 22, 2015 (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto from time to time, Goldman Sachs Lending Partners LLC (“GSLP”), J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. (“JPMorgan”) and Morgan Stanley, as Co-Syndication Agents, JPMorgan, as Issuing Bank, Barclays (as successor to GSLP), as Administrative Agent and Collateral Agent, and the other Agents party thereto;

WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may obtain New Revolving Loan Commitments and/or New Term Loan Commitments by entering into one or more Joinder Agreements with the New Term Loan Lenders; and

WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Credit Agreement may, without the consent of any other Lenders, be amended as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of Section 2.25 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each New Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each New Term Loan Lender hereby commits to provide its respective New Term Loan Commitment (each a “Series A-4 Tranche A Term Loan Commitment”) as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

1.	Applicable Margin. The Applicable Margin for each New Term Loan made pursuant to this Agreement (each a “Series A-4 Tranche A Term Loan”) shall mean initially, at the Borrower’s option, (a) with respect to Series A-4 Tranche A Term Loans that are Eurodollar Rate Loans, 2.25% per annum or (b) with respect to Series A-4 Tranche A Term Loans that are Base Rate Loans, 1.25% per annum. From and after the delivery by the Borrower to the Administrative Agent of financial statements for the first full Fiscal Quarter ended after the date hereof, the Applicable Margin for each Series A-4 Tranche A Term Loan shall mean the percentages per annum set forth in the table below, based upon the Leverage Ratio of Borrower, as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 5.1(a) or (b) of the Credit Agreement:

Pricing Level	Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
I	> 4.0 to 1.0	2.25%	1.25%
II	≤ 4.0 to 1.0 but > 3.25 to 1.0	2.00%	1.00%
III	≤ 3.25 to 1.0	1.75%	0.75%

2.	Principal Payments. Borrower shall make principal payments on the Series A-4 Tranche A Term Loans in installments on the dates and in the amounts equal to the percentage set forth below of an amount equal to the aggregate principal amount of the Series A-4 Tranche A Term Loans outstanding as of the applicable Delayed Draw Series A-4 Funding Date (as defined below):

Amortization Date	Series A-4 Tranche A Term Loan Installments
June 30, 2015	1.25%
September 30, 2015	1.25%
December 31, 2015	1.25%
March 31, 2016	1.25%
June 30, 2016	2.50%
September 30, 2016	2.50%
December 31, 2016	2.50%
March 31, 2017	2.50%
June 30, 2017	5.00%
September 30, 2017	5.00%
December 31, 2017	5.00%
March 31, 2018	5.00%

Amortization Date	Series A-4 Tranche A Term Loan Installments
June 30, 2018	5.00%
September 30, 2018	5.00%
December 31, 2018	5.00%
March 31, 2019	5.00%
June 30, 2019	5.00%
September 30, 2019	5.00%
December 31, 2019	5.00%
March 31, 2020	5.00%
April 1, 2020 (the “Series A-4 Tranche A Term Loan Maturity Date”)	Remaining Balance

3.	Voluntary and Mandatory Prepayments. Scheduled installments of principal of the Series A-4 Tranche A Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Series A-4 Tranche A Term Loans in accordance with Sections 2.12, 2.13, 2.14 and 2.15 of the Credit Agreement respectively.

4.	Closing Fee / OID. Borrower agrees to pay on the applicable Delayed Draw Series A-4 Funding Date to Administrative Agent, for the account of each New Term Loan Lender party to this Agreement, as fee compensation for the funding of such New Term Loan Lender’s Series A-4 Tranche A Term Loans, a closing fee in an amount equal to 0.25% of the aggregate principal amount of such New Term Loan Lender’s Series A-4 Tranche A Term Loans funded as of such Delayed Draw Series A-4 Funding Date.

5.	Delayed Draw Commitment Fee. Borrower agrees to pay to the Administrative Agent, for the account of each New Term Loan Lender with a Series A-4 Tranche A Term Loan Commitment, a nonrefundable commitment fee (the “Delayed Draw Commitment Fee”), which fee will commence accruing on the date hereof, and expiring on the earlier of (x) the final Delayed Draw Series A-4 Funding Date and (y) the date that is 60 days after the date hereof (the “Series A-4 Tranche A Term Loan Commitment Termination Date”) in an amount equal to 0.25% per annum (increasing to 0.50% per annum on the date that is 60 days after the date hereof) calculated based on the actual daily unfunded portion of such New Term Loan Lender’s Series A-4 Tranche A Term Loan Commitments; which Delayed Draw Commitment Fee (i) shall be payable on the earlier to occur of (a) each Delayed Draw Series A-4 Funding Date (with respect to Series A-4 Tranche A Term Loans made on such date) and (b) the Series A-4 Tranche A Term Loan Commitment Termination Date (with respect to the unfunded portion of the Series A-4 Tranche A Term Loan Commitments remaining on such date) and (ii) shall be calculated at a rate per annum, calculated on the basis of a year of 360 days and the actual number of days expired during the applicable period.

6.	Proposed Borrowing.

(i)

In accordance with the Credit Agreement, Borrower shall from time to time (but on no more than four (4) occasions) deliver to Administrative Agent an executed Funding Notice for Series A-4 Tranche A Term Loans (each a “Delayed Draw Funding Notice”) no later than three (3) Business Days prior to the date of the proposed borrowing (each such date, a “Delayed Draw Series A-4 Funding Date”), requesting a proposed borrowing in the aggregate principal amount of up to $1,000,000,000, but in any event not to exceed the remaining Series A-4 Tranche A Term Loan Commitment as of such Delayed Draw Series A-4 Funding Date (collectively, the “Proposed Borrowing”), no later than the Series A-4 Tranche A Term Loan Commitment Termination Date. Upon receipt by Administrative Agent of such Delayed Draw Funding Notice, each New Term Loan Lender with a Series A-4 Tranche A Term Loan Commitment shall make its Series A-4 Tranche A Term Loans available to Administrative Agent not later than 11:00 a.m. (New York City time) on the applicable Delayed Draw Series A-4 Funding Date, by wire transfer of same day funds in Dollars at the Principal Office designated by Administrative Agent. Promptly upon receipt thereof, Administrative Agent shall make the proceeds of the applicable Series A-4 Tranche A Term Loans available to Borrower on such Delayed Draw Series A-4 Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such loans received by Administrative Agent from New Term Loan Lenders to be credited to the account of Borrower, at the Principal Office designated by Administrative Agent or to such other account as may be designated in writing to Administrative Agent by Borrower.

(ii)	Borrower may make up to four (4) borrowings each in a minimum amount of no less than $250,000,000 in respect of the Series A-4 Tranche A Term Loan Commitment, which shall be made on any Delayed Draw Series A-4 Funding Date. Each New Term Loan Lender’s Series A-4 Tranche A Term Loan Commitment shall be reduced on each Delayed Draw Series A-4 Funding Date in an amount equal to the amount of its Series A-4 Tranche A Term Loans made on such Delayed Draw Series A-4 Funding Date and any amounts borrowed and repaid or prepaid may not be re-borrowed. Each New Term Loan Lender’s Series A-4 Tranche A Term Loan Commitment shall terminate immediately and without further action on the Series A-4 Tranche A Term Loan Commitment Termination Date, regardless of whether any Series A-4 Tranche A Term Loans are made on such date.

7.	Conditions to Series A-4 Tranche A Term Loan Borrowings. The obligation of each New Term Loan Lender to make a Series A-4 Tranche A Term Loan is subject to the satisfaction, or waiver in accordance with Section 10.5 of the Credit Agreement, of the following conditions precedent: (x) Administrative Agent shall have received a fully executed and delivered Delayed Draw Funding Notice; and (y) Borrower shall have delivered a certificate of a Responsible Officer in a form reasonably satisfactory to the Administrative Agent certifying that the proceeds of the Series A-4 Tranche A Term Loan shall be used solely to finance a portion of the Sun Transactions, including to consummate the Sun Convertibles Redemption (as defined below).

8.	New Lenders. Each New Term Loan Lender (other than any New Term Loan Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) acknowledges and agrees that upon its execution of this Agreement its Series A-4 Tranche A Term Loan Commitments shall be effective and that such New Term Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

9.	Credit Agreement Governs. The Series A-4 Tranche A Term Loan Commitments and Series A-4 Tranche A Term Loans made pursuant thereto shall be subject to the provisions of the Credit Agreement and the other Credit Documents, except as set forth in this Agreement, and shall constitute “Tranche A Term Loan Exposure” and “Tranche A Term Loans”, respectively, thereunder.

10.	Borrower’s Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and Borrower hereby certify that:

i.	The representations and warranties set forth in Section 4.1(a) of the Credit Agreement (solely with respect to due organization), Section 4.1(b) of the Credit Agreement (solely with respect to this Agreement), Section 4.3 of the Credit Agreement (solely with respect to this Agreement), Section 4.4(a)(ii) of the Credit Agreement (solely with respect to this Agreement), 4.4(b) of the Credit Agreement with respect to material debt agreements (solely with respect to this Agreement); Section 4.6 of the Credit Agreement (solely with respect to this Agreement), Section 4.15 of the Credit Agreement (solely with respect to regulation under the Investment Company Act of 1940), Section 4.16 of the Credit Agreement (solely with respect to this Agreement); Section 4.20 of the Credit Agreement; Section 4.23 of the Credit Agreement (solely with respect to the PATRIOT Act and the U.S. Foreign Corrupt Practices Act of 1977) and Section 4.25 of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; and

ii.	Borrower has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof in connection with the Proposed Borrowing.

11.	Borrower Covenants. By its execution of this Agreement, Borrower hereby covenants that:

i.	Borrower shall deliver or cause to be delivered, on or before the date hereof (the “Closing Date”), the following legal opinions and documents: originally executed copies of the favorable written opinions of (a) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel and special France counsel to the Credit Parties, (b) Chancery Chambers, special Barbados counsel to the Credit Parties, (c) Norton Rose Fulbright Canada LLP, special Canada counsel to the Credit Parties, (d) Baker & McKenzie, special Luxembourg counsel to the Credit Parties, (e) Conyers Dill & Pearman Limited, special Bermuda counsel to the Credit Parties, (f) Arthur Cox, special Ireland counsel to the Credit Parties, (g) Venable LLP, special Maryland counsel to the Credit Parties, (h) Souza, Cescon, Barrieu & Flesch Advogados, special Brazil counsel to the Credit Parties, (i) Squire Sanders Święcicki Krześniak sp.k., special Poland counsel to the Credit Parties, (j) Tark Grunte Sutkiene, special Lithuania counsel to the Credit Parties, (k) White & Case LLP, special France counsel to the Administrative Agent, (l) Allen & Overy LLP, special Netherlands counsel to the Administrative Agent, (m) Rajah & Tann LLP, special Singapore counsel to the Credit Parties, (n) Stamford Law Corporation, special Singapore counsel to the Administrative Agent , (o) Fluxmans Inc., special South Africa counsel to the Credit Parties and (p) White & Case LLP, special United Kingdom counsel to the Administrative Agent, together with all other legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement.

ii.	Notwithstanding anything to the contrary contained in this Agreement or the other Credit Documents, the parties hereto acknowledge and agree that the delivery of any document or instrument and the taking of any action, in each case set forth on Schedule B hereto shall not be a condition precedent to the Closing Date but shall be required to be satisfied after the Closing Date in accordance with Schedule B hereto.

12.	Sun Acquisition. The Sun Acquisition shall have been consummated or shall be consummated substantially simultaneously with the signing of this Agreement.

13.	Use of Proceeds. The proceeds of any Series A-4 Tranche A Term Loans on each Delayed Draw Series A-4 Funding Date shall be used to finance a portion of the Sun Transactions, including the payment of any cash consideration necessary upon the conversion of the Sun Convertible Notes (the “Sun Convertibles Redemption”).

14.	Eligible Assignee. By its execution of this Agreement, each New Term Loan Lender (other than any New Term Loan Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) represents and warrants that it is an Eligible Assignee.

15.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Term Loan Lender shall be as set forth below its signature below.

16.	Non-U.S. Lenders. For each New Term Loan Lender that is a Non-U.S. Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Term Loan Lender may be required to deliver to Administrative Agent pursuant to subsection 2.20(d) of the Credit Agreement.

17.	Recordation of the New Loans. Upon the funding of any Series A-4 Tranche A Term Loans on the applicable Delayed Draw Series A-4 Funding Date, Administrative Agent will record such Series A-4 Tranche A Term Loans made by New Term Loan Lenders pursuant hereto in the Register.

18.	Reaffirmation.

i.	Each Credit Party hereby expressly acknowledges the terms of this Agreement and reaffirms, as of the date hereof, the covenants and agreements contained in each Credit Document to which it is a party (including the covenants and agreements contained in Amendment No. 10 whether or not such Credit Party was party thereto), including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby.

ii.	Each Credit Party, by its signature below, hereby affirms and confirms (a) its obligations under each of the Credit Documents to which it is a party (including the obligations under Amendment No. 10 whether or not such Credit Party was party thereto), and (b) the pledge of and/or grant of a security interest or hypothec in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents.

ii.	Each Credit Party acknowledges and agrees that each of the Credit Documents in existence as of the date hereof shall be henceforth read and construed in accordance with and so as to give full force and effect to the ratifications, confirmations, acknowledgements and agreements made herein.

19.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

20.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended and supplemented hereby and that this Agreement is a Credit Document.

21.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

22.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

23.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

24.	Termination. The Series A-4 Tranche A Term Loan Commitments shall automatically terminate on the Series A-4 Tranche A Term Loan Commitment Termination Date.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

DEUTSCHE BANK AG NEW YORK BRANCH, as a “New Term Loan Lender”

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a “New Term Loan Lender”

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Director

Notice Address:

Attention:
Telephone:
Facsimile:

[Signature Page to Joinder Agreement]

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

VALEANT PHARMACEUTICALS INTERNATIONAL

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB INCORPORATED

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB HOLDINGS INCORPORATED

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Vice President and Treasurer

SOLTA MEDICAL, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

[Signature Page to Joinder Agreement]

ATON PHARMA, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

CORIA LABORATORIES, LTD.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

DOW PHARMACEUTICAL SCIENCES, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

[Signature Page to Joinder Agreement]

OBAGI MEDICAL PRODUCTS, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Treasurer

OMP, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Treasurer

ONPHARMA INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Treasurer

[Signature Page to Joinder Agreement]

Signed by
Valeant Holdco 2 Pty Ltd (ACN 154 341 367)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director

Robert R. Chai-Onn	Linda A. LaGorga

Name of director (please print)	Name of director (please print)

Signed by
Wirra Holdings Pty Limited (ACN 122 216 577) in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director

Robert R. Chai-Onn	Linda A. LaGorga

Name of director (please print)	Name of director (please print)

Signed by
Wirra Operations Pty Limited (ACN 122 250 088) in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director

Robert R. Chai-Onn	Linda A. LaGorga

Name of director (please print)	Name of director (please print)

[Signature Page to Joinder Agreement]

Signed by
iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408)

in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director

Robert R. Chai-Onn	Linda A. LaGorga

Name of director (please print)	Name of director (please print)

Signed by
Wirra IP Pty Limited (ACN 122 536 350)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director

Robert R. Chai-Onn	Linda A. LaGorga

Name of director (please print)	Name of director (please print)

Signed by
iNova Sub Pty Limited (ACN 134 398 815)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director

Robert R. Chai-Onn	Linda A. LaGorga

Name of director (please print)	Name of director (please print)

[Signature Page to Joinder Agreement]

Signed by
Valeant Pharmaceuticals Australasia Pty Limited (ACN 001 083 352)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Linda A. LaGorga

Name of director (please print)	Name of director/secretary (please print)

Signed by
DermaTech Pty Limited (ACN 003 982 161)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

Signed by
Private Formula International Holdings Pty Ltd (ACN 095 450 918)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director/secretary (please print)

Signed by
Private Formula International Pty Ltd (ACN 095 451 442)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

Signed by
Ganehill Pty Ltd (ACN 065 261 538)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

Signed by
Bausch & Lomb (Australia) Pty Ltd (ACN: 000 650 251)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Linda A. LaGorga	/s/ Ling Zeng
Signature of director	Signature of director/secretary

Linda LaGorga	Ling Zeng

Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

HYTHE PROPERTY INCORPORATED

By:	/s/ Mauricio Zavala
Name:	Mauricio Zavala
Title:	Manager and Assistant Secretary

[Signature Page to Joinder Agreement]

VALEANT INTERNATIONAL BERMUDA

By:	/s/ Graham Jackson
Name:	Graham Jackson
Title:	Director

VALEANT PHARMACEUTICALS NOMINEE BERMUDA

By:	/s/ Peter McCurdy
Name:	Peter McCurdy
Title:	President and Assistant Secretary

[Signature Page to Joinder Agreement]

PROBIÓTICA LABORATÓRIOS LTDA.

By:	/s/ Marcelo Noll Barboza
Name:	Marcelo Noll Barboza
Title:	Officer

By:	/s/ Guilherme Maradei
Name:	Guilherme Maradei
Title:	Officer

[Signature Page to Joinder Agreement]

IOLAB CORPORATION

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Treasurer

TECHNOLAS PERFECT VISION, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB PHARMA HOLDINGS CORP.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB CHINA, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB SOUTH ASIA, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB TECHNOLOGY CORPORATION

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Treasurer

[Signature Page to Joinder Agreement]

RHC HOLDINGS, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

SIGHT SAVERS, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB REALTY CORPORATION.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Vice President and Treasurer

ISTA PHARMACEUTICALS, LLC

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

VRX HOLDCO, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Chief Financial Officer and Treasurer

[Signature Page to Joinder Agreement]

VALEANT CANADA GP LIMITED

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Executive Vice President and Chief Financial Officer

VALEANT CANADA S.E.C./VALEANT CANADA LP

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Executive Vice President and Chief Financial Officer

V-BAC HOLDING CORP.

By:	/s/ Robert R. Chai-Onn
Name:	Robert R. Chai-Onn
Title:	Vice President

[Signature Page to Joinder Agreement]

MEDICIS PHARMACEUTICAL CORPORATION

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

OCEANSIDE PHARMACEUTICALS, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

PRINCETON PHARMA HOLDINGS, LLC

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

PRIVATE FORMULA CORP.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

RENAUD SKIN CARE LABORATORIES, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

[Signature Page to Joinder Agreement]

VALEANT BIOMEDICALS, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

VALEANT PHARMACEUTICALS NORTH AMERICA LLC

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BIOVAIL AMERICAS CORP.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

ORAPHARMA, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

ORAPHARMA TOPCO HOLDINGS, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

PRESTWICK PHARMACEUTICALS, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

[Signature Page to Joinder Agreement]

BIOVAIL INTERNATIONAL S.Á.R.L.

By:	/s/ Guiseppe Di Modica
Name:	Giuseppe Di Modica
Title:	Manager

VALEANT PHARMACEUTICALS LUXEMBOURG S.Á.R.L.

By:	/s/ Guiseppe Di Modica
Name:	Giuseppe Di Modica
Title:	Manager

VALEANT INTERNATIONAL LUXEMBOURG S.Á.R.L.

By:	/s/ Guiseppe Di Modica
Name:	Giuseppe Di Modica
Title:	Manager

BAUSCH & LOMB LUXEMBOURG S.Á.R.L.

By:	/s/ Guiseppe Di Modica
Name:	Giuseppe Di Modica
Title:	Manager

[Signature Page to Joinder Agreement]

LABORATOIRE CHAUVIN S.A.S.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	General Manager

BAUSCH & LOMB FRANCE S.A.S.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	General Manager

BCF S.A.S.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	General Manager

CHAUVIN OPSIA S.A.S.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	General Manager

[Signature Page to Joinder Agreement]

VALEANT PHARMA HUNGARY LLC

By:	/s/ István Langer
Name:	István Langer
Title:	Managing Director

VALEANT PHARMA HUNGARY LLC

By:	/s/ Zoltán Gábor
Name:	Zoltán Gábor
Title:	Finance Director

[Signature Page to Joinder Agreement]

VALEANT PHARMACEUTICALS IRELAND

By:	/s/ Graham Jackson
Name:	Graham Jackson
Title:	Director

VALEANT HOLDINGS IRELAND

By:	/s/ Graham Jackson
Name:	Graham Jackson
Title:	Director

[Signature Page to Joinder Agreement]

B.L.J. COMPANY, LTD.

By:	/s/ Ian Dolling
Name:	Ian Dolling
Title:	Representative Director and President

[Signature Page to Joinder Agreement]

AB SANITAS

By:	/s/ Karol Michalak
Name:	Karol Michalak
Title:	General Manager

[Signature Page to Joinder Agreement]

UCYCLYD PHARMA, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

[Signature Page to Joinder Agreement]

VALEANT EUROPE B.V.

By:	/s/ Robert Meijer
Name:	Robert Meijer
Title:	Attorney-in-Fact

BAUSCH & LOMB B.V.

By:	/s/ Robert Meijer
Name:	Robert Meijer
Title:	Attorney-in-Fact

BAUSCH & LOMB OPS B.V.

By:	/s/ Robert Meijer
Name:	Robert Meijer
Title:	Attorney-in-Fact

[Signature Page to Joinder Agreement]

PRZEDSIĘBIORSTWO FARMACEUTYCZNE JELFA S.A.

By:	/s/ Marcin Wnukowski
Name:	Marcin Wnukowski
Title:	Attorney-in-Fact

VALEANT SP.Z O. O.

By:	/s/ Marcin Wnukowski
Name:	Marcin Wnukowski
Title:	Attorney-in-Fact

VP VALEANT SP. Z O.O.SP.J.

By:	/s/ Marcin Wnukowski
Name:	Marcin Wnukowski
Title:	Attorney-in-Fact

VALEANT SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ SP.J.

By:	/s/ Marcin Wnukowski
Name:	Marcin Wnukowski
Title:	Attorney-in-Fact

[Signature Page to Joinder Agreement]

PHARMASWISS D.O.O., BEOGRAD

By:	/s/ Dejan Antonić
Name:	Dejan Antonić
Title:	General Manager

(corporate stamp)

[Signature Page to Joinder Agreement]

PHARMASWISS D.O.O.,

By:	/s/ Senahil Asanagić
Name:	Senahil Asanagić
Title:	Director

[Signature Page to Joinder Agreement]

INOVA PHARMACEUTICALS PROPRIETARY LIMITED

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Director

[Signature Page to Joinder Agreement]

PHARMASWISS SA

By:	/s/ Matthias Courvoisier
Name:	Matthias Courvoisier
Title:	Director

[Signature Page to Joinder Agreement]

Executed by BAUSCH & LOMB U.K. LIMITED, acting by:

/s/ Linda A. LaGorga
Director

Name of director: Linda A. LaGorgain the presence of:

/s/ Amy Hancock
Name of witness: Amy Hancock
Address:	400 Somerset Corporate Blvd.
Bridgewater, New Jersey 08807 U.S.A.

Occupation: Finance

[Signature Page to Joinder Agreement]

BAUSCH & LOMB IOM S.P.A.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Director

[Signature Page to Joinder Agreement]

SIGNED for and on behalf	)
of VALEANT PHARMACEUTICALS NEW ZEALAND LIMITED	) )	/s/ Howard Schiller		/s/ Robert R. Chai-Onn
		Name:	Howard Schiller	Name:	Robert R. Chai-Onn
		Title:	Director	Title:	Director

[Signature Page to Joinder Agreement]

INOVA PHARMACEUTICALS (SINGAPORE) PTE LIMITED

By:	/s/ Howard Schiller
Name:	Howard Schiller
Title:	Director

[Signature Page to Joinder Agreement]

Consented to by:

BARCLAYS BANK PLC
As Administrative Agent and Collateral Agent

By:	/s/ Craig Malloy
Authorized Signatory

[Signature Page to Joinder Agreement]

SCHEDULE A

TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
DEUTSCHE BANK AG NEW YORK BRANCH	Series A-4 Tranche A Term Loan Commitment	$1,000,000,000

Total:		$1,000,000,000

SCHEDULE B

TO JOINDER AGREEMENT

POST-CLOSING MATTERS

Hungary Post-Closing Matters

	ITEM	TIME LIMIT[1]
1.	Execution and registration of the Pledge on All Assets Agreement	May 31, 2015

2.	Execution and filing of the Quota Pledge Agreement	May 31, 2015

3.	Execution and registration of, and delivering related notification under, the Pledge Over Bank Accounts Agreement	May 31, 2015

4.	Execution and filing of the Trademark Pledge Agreement	May 31, 2015

[1]	The Administrative Agent shall have sole and absolute discretion to agree to a longer period.

Italy Post-Closing Matters

	ITEM	TIME LIMIT[2]
1.	Confirmation Agreement of the Italian law Share Pledge relating to Bausch & Lomb IOM S.p.A.	April 8, 2015

2.	Confirmation Agreement (post syndication) of the Italian law Share Pledge relating to Bausch & Lomb IOM S.p.A.	June 8, 2015

[2]	The Administrative Agent shall have sole and absolute discretion to agree to a longer period.

Lithuania Post-Closing Matters

	ITEM	TIME LIMIT[3]
1.	Execution and notarization of Agreement On Amendment Of Maximum Company Mortgage Agreement Identification Code 20120130056526	April 10, 2015

2.	Execution and notarization of Agreement On Amendment Of Maximum Pledge Agreement Identification Code 20220130056528	April 10, 2015

3.	Execution and notarization of Agreement On Amendment Of Contractual Maximum Pledge Bond No 01220120007548	April 10, 2015

4.	Tark Grunte Sutkiene, special Lithuania counsel to the Credit Parties, shall deliver or cause to be delivered to the Administrative Agent an executed copy of its customary opinion in form and substance reasonably satisfactory to the Administrative Agent.	April 13, 2015

[3]	The Administrative Agent shall have sole and absolute discretion to agree to a longer period.

The Netherlands Post-Closing Matters

	ITEM	TIME LIMIT[4]
1.	Execution and notarisation of the Second Ranking Security Agreement Pledge Of Shares between Valeant Holdings Ireland as Security Provider, Barclays Bank PLC as Collateral Agent and Bausch+Lomb OPS B.V. as Company	April 8, 2015

2.	Execution and notarisation of the Security Agreement Pledge Of Shares between Przedsiębiorstwo Farmaceutyczne Jelfa S.A., Valeant Pharmaceuticals International, Inc. and Pharmaswiss S.A., as Security Providers, Barclays Bank PLC as Collateral Agent and Valeant Europe B.V. as Company	April 8, 2015

3.	Allen & Overy LLP, special Netherlands counsel to the Administrative Agent, shall deliver or cause to be delivered to the Administrative Agent an executed copy of its customary opinion in form and substance reasonably satisfactory to the Administrative Agent.	April 8, 2015

[4]	The Administrative Agent shall have sole and absolute discretion to agree to a longer period.

Poland Post-Closing Matters

	ITEM	TIME LIMIT[5]
1.	The amendment agreement to the agreement for registered pledge over collection of assets of Przedsiębiorstwo Farmaceutyczne JELFA S.A. dated 17 September 2013 (as amended) to be entered into between Przedsiębiorstwo Farmaceutyczne JELFA S.A. as pledgor and Barclays as pledgee	April 15, 2015

2.	The amendment agreement to the agreement for registered pledge and financial pledge over shares in “Emo-Farm” sp. z o.o. dated 17 September 2013 (as amended) to be entered into between Przedsiębiorstwo Farmaceutyczne JELFA S.A. as pledgor and Barclays as pledgee	April 15, 2015

3.	The amendment agreement to the agreement for financial pledges over bank accounts of Przedsiębiorstwo Farmaceutyczne JELFA S.A. dated 17 September 2013 (as amended) to be entered into between Przedsiębiorstwo Farmaceutyczne JELFA S.A. as pledgor and Barclays as pledgee	April 15, 2015

4.	The amendment agreement to the agreement for registered pledges over bank accounts of Przedsiębiorstwo Farmaceutyczne JELFA S.A. dated 17 September 2013 (as amended) to be entered into between Przedsiębiorstwo Farmaceutyczne JELFA S.A. as pledgor and Barclays as pledgee	April 15, 2015

5.	The amendment agreement to the agreement for registered pledge and financial pledge over shares in “Valeant” sp. z o.o. dated 17 September 2013 (as amended) to be entered into between Valeant Europe BV as pledgor and Barclays as pledgee	April 15, 2015

6.	The amendment agreement to the agreement for registered and financial pledges over investment certificates (A and B series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych dated 17 September 2013 (as amended) to be entered into between Valeant Europe BV as pledgor and Barclays as pledgee	April 15, 2015

7.	The amendment agreement to the agreement for registered pledges over bank accounts of Valeant sp. z o.o. dated 24 September 2013 (as amended) to be entered into between Valeant sp. z o.o. as pledgor and Barclays as pledgee	April 15, 2015

[5]	The Administrative Agent shall have sole and absolute discretion to agree to a longer period.

8.	The amendment agreement to the agreement for financial pledges over bank accounts of Valeant sp. z o.o. dated 24 September 2013 (as amended) to be entered into between Valeant sp. z o.o. as pledgor and Barclays as pledgee	April 15, 2015

9.	The amendment agreement to the agreement for registered pledge over collection of assets of Valeant sp. z o.o. dated 24 September 2013 (as amended) to be entered into between Valeant sp. z o.o. as pledgor and Barclays as pledgee	April 15, 2015

10.	The amendment agreement to the agreement for registered pledge over bank account of VP Valeant sp. z o.o. sp.j. dated 24 September 2013 (as amended) to be entered into between VP Valeant sp. z o.o. sp.j. as pledgor and Barclays as pledgee	April 15, 2015

11.	The amendment agreement to the agreement for financial pledge over bank account of VP Valeant sp. z o.o. sp.j. dated 24 September 2013 (as amended) to be entered into between VP Valeant sp. z o.o. sp.j. as pledgor and Barclays as pledgee	April 15, 2015

12.	The amendment agreement to the agreement for registered pledge over collection of assets of VP Valeant sp. z o.o. sp.j. dated 24 September 2013 (as amended) to be entered into between VP Valeant sp. z o.o. sp.j. as pledgor and Barclays as pledgee	April 15, 2015

13.	The amendment agreement to the agreement for registered pledge and financial pledge over shares in Przedsiębiorstwo Farmaceutyczne JELFA S.A. dated 21 October 2013 (as amended) to be entered into between Sanitas AB as pledgor and Barclays as pledgee	April 15, 2015

14.	The amendment agreement to the agreement for registered and financial pledges over investment certificates (C series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych dated 21 October 2013 (as amended) to be entered into between Valeant Europe BV as pledgor and Barclays as pledgee	April 15, 2015

15.	The amendment agreement to the agreement for registered pledges over protection rights over trademarks of Valeant sp. z o.o. sp.j. dated 22 November 2013 (as amended) to be entered into between Valeant sp. z o.o. sp.j. as pledgor and Barclays as pledgee	April 15, 2015

16.	The amendment agreement to the agreement for registered pledges over bank accounts of Valeant sp. z o.o. sp.j. dated 22 November 2013 (as amended) to be entered into between Valeant sp. z o.o. sp.j. as pledgor and Barclays as pledgee	April 15, 2015

17.	The amendment agreement to the agreement for financial pledges over bank accounts of Valeant sp. z o.o. sp.j. dated 22 November 2013 (as amended) to be entered into between Valeant sp. z o.o. sp.j. as pledgor and Barclays as pledgee	April 15, 2015

18.	The amendment agreement to the agreement for registered pledge over collection of assets of Valeant sp. z o.o. sp.j. dated 22 November 2013 (as amended) to be entered into between Valeant sp. z o.o. sp.j. as pledgor and Barclays as pledgee	April 15, 2015

19.	The amendment agreement to the agreement for registered and financial pledges over investment certificates (D series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych dated 3 February 2014 (as amended) to be entered into between Valeant Europe BV as pledgor and Barclays as pledgee	April 15, 2015

20.	The amendment agreement to the agreement for registered and financial pledges over investment certificates (E series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych dated 22 August 2014 (as amended) to be entered into between Valeant Europe BV as pledgor and Barclays as pledgee	April 15, 2015

21.	The agreement for registered and financial pledges over investment certificates to be issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych to be entered into between Valeant Europe BV as pledgor and Barclays as pledgee	April 15, 2015

22.	The agreement for registered pledge and the financial pledge over shares in the increased share capital of Valeant sp. z o.o. to be entered into between Valeant Europe B.V. as pledgor and Barclays as pledgee	April 15, 2015

23.	The statement on submission to enforcement of Sanitas AB	April 15, 2015

24.	The statement on submission to enforcement of Valeant Europe BV	April 15, 2015

25.	The statement on submission to enforcement of Przedsiębiorstwo Farmaceutyczne JELFA S.A	April 15, 2015

26.	The statement on submission to enforcement of Valeant sp. z o.o	April 15, 2015

27.	The statement on submission to enforcement of VP Valeant sp. z o.o. sp.j.	April 15, 2015

28.	the statement on submission to enforcement of Valeant sp. z o.o. sp.j.	April 15, 2015

29.	the statement on amendment of the existing mortgage to be made by Przedsiębiorstwo Farmaceutyczne JELFA S.A	April 15, 2015

30.	Squire Patton Boggs Święcicki Krzesniak sp.k. special Poland counsel to the Credit Parties, shall deliver or cause to be delivered to the Admistrative Agent an executed copy of its customary opinion in form and substance reasonably satisfactory to the Administrative Agent.	April 15, 2015

31.	White & Case LLP, special counsel to the Administrative Agent, shall deliver or cause to be delivered to the Administrative Agent an executed copy of its customary opinion in a form and substance reasonably satisfactory to the Administrative Agent	April 15, 2015

Slovenia Post-Closing Matters

	ITEM	TIME LIMIT[6]
1.	Execution and registration of the Pledge Agreement between Pharmaswiss SA, as Pledgor, and Barclays Bank PLC, as Pledgee and Collateral Agent	April 8, 2015

2.	Notification of the Share Pledge by Pharmaswiss SA to the management of Pharmaswiss d.o.o. (to be sent via registered mail)	April 8, 2015

[6]	The Administrative Agent shall have sole and absolute discretion to agree to a longer period.

South Africa Post-Closing Matters

	ITEM	TIME LIMIT[1]
1.	Appointment letter of processional trust company as Manager for Debt Guarantor	April 15, 2015

3.	Memorandum of Incorporation of the Debt Guarantor	April 15, 2015

4.	Trust Deed of Owner Trustee	April 15, 2015

5.	Debt Guarantor Management Agreement	April 15, 2015

6.	Debt Guarantee	April 15, 2015

7.	Counter-Indemnity Agreement	April 15, 2015

8.	Exchange Control Approval	April 15, 2015

9.	Bond cancellation in relation to existing Notarial General Bond	April 15, 2015

10.	Registration of new general notarial bond in favour of security SPV	May 29, 2015

11.	Fluxmans Inc., special South Africa counsel to the Credit Parties, shall deliver or cause to be delivered to the Administrative Agent an executed copy of its customary opinion in form and substance reasonably satisfactory to the Administrative Agent.	April 15, 2015

12.	White and Case, special South Africa counsel to the Administrative Agent, shall deliver or cause to be delivered to the Administrative Agent an executed copy of its customary opinion in form and substance reasonably satisfactory to the Administrative Agent.	April 15, 2015

[7]	The Administrative Agent shall have sole and absolute discretion to agree to a longer period.